UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No.1)
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 24, 2020

WHOLE EARTH BRANDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38880	38-4101973
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 S. Wacker Drive

Suite 3150
Chicago, IL 60606

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (312) 840-6000

Act II Global Acquisition Corp.
745 5th Avenue
New York, NY 10151

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	FREE	The NASDAQ Stock Market LLC
Warrants to purchase one-half of one share of common stock	FREEW	The NASDAQ Stock Market LLC

Introductory Note

On June 30, 2020, Whole Earth Brands, Inc. (the “Company” or “Whole Earth Brands”) filed a Current Report on Form 8-K (the “Original Report”) to report the closing of the Business Combination and related matters under Items 1.01, 2.01, 3.02, 3.03, 5.01, 5.02, 5.03, 5.07, and 9.01 of Form 8-K. Due to the large number of events to be reported under the specified items of Form 8-K, this Form 8-K/A is being filed to amend the Original Report to include additional matters related to the closing of the Business Combination under Items 2.03, 4.01, 5.05, 5.06, 7.01, 8.01 and 9.01.

Capitalized terms used herein but not defined herein have the meanings given to such terms in the Original Report.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

Reference is made to the disclosure set forth under Item 1.01 of the Original Report on Form 8-K concerning the Credit Agreement, which is incorporated by reference into this Item 2.03.

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On June 30, 2020, the board of directors of the Company approved the engagement of Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ended December 31, 2020. EY served as independent registered public accounting firm of Merisant and MAFCO prior to the Business Combination. Accordingly, Marcum LLP (“Marcum”), Act II’s independent registered public accounting firm prior to the Business Combination, was informed that it would be dismissed as the Company’s independent registered public accounting firm.

The report of Marcum on Act II’s, the Company’s legal predecessor, consolidated balance sheet as of December 31, 2019 and the related statements of operations, changes in shareholders’ equity and cash flows for the year ended December 31, 2019, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles.

For the year ended December 31, 2019, there were no disagreements between the Company and Marcum on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum would have caused it to make reference to the subject matter of the disagreements in its report on the Company’s financial statements for such period.

For the year ended December 31, 2019, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act).

The Company has provided Marcum with a copy of the foregoing disclosures and has requested that Marcum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company set forth above.

A copy of Marcum’s letter dated June 30, 2020, is filed as Exhibit 16.1 to the Original Report on Form 8-K.

Item 5.05.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On June 24, 2020, in connection with the closing of the Business Combination, the board of directors of the Company approved and adopted a Code of Ethics (the “Code of Ethics”). The Code of Ethics applies to the Company’s employees, officers, and members of the Board of Directors of the Company (the “Covered Individuals”). The Code of Ethics replaced the Code of Ethics of Act II (the “Act II Code of Ethics”), which was previously adopted by Act II in connection with its initial public offering in April 2019.

The Code of Ethics reflects (among other matters) amendments, clarifications, revisions and updates in relation to (i) the general principles and standards of ethical conduct of the Covered Individuals designed to deter wrongdoing, (ii) the specific provisions for the chief executive officer and senior financial officers of the Company, (iii) the internal procedures for reporting and enforcing violations of the Code of Ethics, and (iv) requests for waivers and amendments of the Code of Ethics. The amendments, clarifications, revisions and updates reflected in the Code of Ethics did not relate to or result in any waiver, explicit or implicit, of any provision of the Act II Code of Ethics.

The foregoing description of the updates to the Company’s Code of Ethics does not purport to be complete and is qualified in its entirety by reference to the Code of Ethics, attached as Exhibit 14.1 to the Original Report and incorporated herein by reference.

Item 5.06.	Change in Shell Company Status.

As a result of the Business Combination, Act II ceased being a shell company. Reference is made to the disclosure in the Proxy Statement/Prospectus in the section titled “Shareholder Proposal 1: The Business Combination Proposal,” and in the Supplement in the section titled “Supplemental Information to Proposal No. 1 — Business Combination Proposal,” each of which is incorporated herein by reference. The information contained in Item 2.01 of the Original Report on Form 8-K is incorporated by reference into this Item 5.06.

Item 7.01.	Regulation FD Disclosure

On June 25, 2020, the Company issued a press release announcing the closing of the Business Combination. The press release is attached as Exhibit 99.1 to the Original Report.

The information in this Item 7.01 and Exhibit 99.1 attached to the Original Report shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01.	Other Events

As a result of the Business Combination and by operation of Rule 12g-3(a) promulgated under the Exchange Act, the Company is a successor issuer to Act II. The Company hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1†	Purchase Agreement dated as of December 19, 2019, by and among Act II Global Acquisition Corp., Flavors Holdings Inc., MW Holdings I LLC, MW Holdings III LLC and Mafco Foreign Holdings, Inc. (incorporated by reference to Exhibit 2.1 of Act II’s Current Report on Form 8-K/425 (File No. 001-38880), filed with the SEC on December 23, 2019).
2.2†	Amendment No. 1 to Purchase Agreement dated as of February 12, 2020 by and among Act II Global Acquisition Corp., Flavors Holdings Inc., MW Holdings I LLC, MW Holdings III LLC and Mafco Foreign Holdings, Inc. (incorporated by reference to Exhibit 2.1 of Act II’s Current Report on Form 8-K/425 (File No. 001-38880), filed with the SEC on February 13, 2020).
2.3†	Amendment No. 2 to Purchase Agreement dated as of May 8, 2020, by and among Act II Global Acquisition Corp., Project Taste Intermediate LLC, Flavors Holdings Inc., MW Holdings I LLC, MW Holdings III LLC and Mafco Foreign Holdings, Inc. (incorporated by reference to Exhibit 2.1 of Act II’s Current Report on Form 8-K/425 (File No. 001-38880), filed with the SEC on May 11, 2020).
2.4†	Amendment No. 3 to Purchase Agreement dated as of June 15, 2020, by and among Act II Global Acquisition Corp., Project Taste Intermediate LLC, Flavors Holdings Inc., MW Holdings I LLC, MW Holdings III LLC and Mafco Foreign Holdings, Inc. (incorporated by reference to Exhibit 2.1 of Act II’s Current Report on Form 8-K/425 (File No. 001-38880), filed with the SEC on June 16, 2020).
3.1	Certificate of Incorporation of Whole Earth Brands, Inc. (incorporated by reference to Exhibit 3.1 of Whole Earth Brands, Inc.’s Current Report on Form 8-K (File Number 001-38880), filed with the SEC on June 30, 2020).
3.2	Bylaws of Whole Earth Brands, Inc. (incorporated by reference to Exhibit 3.2 of Whole Earth Brands, Inc.’s Current Report on Form 8-K (File Number 001-38880), filed with the SEC on June 30, 2020).
3.3	Certificate of Domestication of Act II (incorporated by reference to Exhibit 3.3 of Whole Earth Brands, Inc.’s Current Report on Form 8-K (File Number 001-38880), filed with the SEC on June 30, 2020).
4.1	Specimen Common Stock Certificate of Whole Earth Brands, Inc. (incorporated by reference to Exhibit 4.5 of Act II’s Form S-4/A (File No. 333-236459), filed with the SEC on May 11, 2020).

Exhibit No.	Description

4.2	Amended and Restated Warrant Agreement dated as of June 25, 2020, by and between Whole Earth Brands, Inc. and Continental Stock Transfer & Trust Company (incorporated by reference to Exhibit 4.2 of Whole Earth Brands, Inc.’s Current Report on Form 8-K (File Number 001-38880), filed with the SEC on June 30, 2020).
10.1#‡	Loan Agreement dated June 25, 2020, by and among Whole Earth Brands, Inc., Toronto Dominion (Texas) LLC, as administrative agent, and certain lenders signatory thereto (incorporated by reference to Exhibit 10.1 of Whole Earth Brands, Inc.’s Current Report on Form 8-K (File Number 001-38880), filed with the SEC on June 30, 2020).
10.2	Sponsor Support Agreement dated as of December 19, 2019, by and among Act II Global LLC, Act II Global Acquisition Corp., Flavors Holdings Inc., MW Holdings I LLC, MW Holdings III LLC and Mafco Foreign Holdings, Inc. (incorporated by reference to Exhibit 10.1 of Act II’s Current Report on Form 8-K/425 (File No. 001-38880), filed with the SEC on December 23, 2019).
10.3	Amendment No. 1 to Sponsor Support Agreement dated as of February 12, 2020, by and among Act II Global LLC, Act II Global Acquisition Corp., Flavors Holdings Inc., MW Holdings I LLC, MW Holdings III LLC and Mafco Foreign Holdings, Inc. (incorporated by reference to Exhibit 10.1 of Act II’s Current Report on Form 8-K/425 (File No. 001-38880), filed with the SEC on February 13, 2020).
10.4	Amendment No. 2 to Sponsor Support Agreement dated as of June 15, by and among Act II Global LLC, Act II Global Acquisition Corp., Flavors Holdings Inc., MW Holdings I LLC, MW Holdings III LLC and Mafco Foreign Holdings, Inc. (incorporated by reference to Exhibit 10.1 of Act II’s Current Report on Form 8-K/425 (File No. 001-38880), filed with the SEC on June 16, 2020).
10.5+	Whole Earth Brands, Inc. 2020 Long-Term Incentive Award Plan (incorporated by reference to Exhibit 10.5 of Whole Earth Brands, Inc.’s Current Report on Form 8-K (File Number 001-38880), filed with the SEC on June 30, 2020).
10.6+	Form of Indemnity Agreement, between Whole Earth Brands, Inc. and its directors and officers (incorporated by reference to Exhibit 10.11 of Act II’s Form S-4/A (File No. 333-236459), filed with the SEC on May 11, 2020).
10.7	Registration Rights Agreement dated April 25, 2019, among Act II Global Acquisition Corp., Act II Global LLC and certain other security holders named therein (incorporated by reference to Exhibit 10.4 to Act II’s Current Report on Form 8-K (File No. 333-236459) filed with the SEC on May 1, 2019).
10.8+	Letter Agreement dated November 16, 2019, by and among Merisant Company, Flavors Holdings Inc. and Andy Rusie (incorporated by reference to Exhibit 10.13 of Act II’s Form S-4/A (File No. 333-236459), filed with the SEC on April 10, 2020).
10.9+	Offer Letter, dated as of January 25, 2016, by and between Merisant Company 2 SARL and Albert Manzone (incorporated by reference to Exhibit 10.14 of Act II’s Form S-4/A (File No. 333-236459), filed with the SEC on April 10, 2020).
10.10+	Amendment to Offer Letter dated as of July 1, 2017, by and between Merisant Company 2 SARL and Albert Manzone (incorporated by reference to Exhibit 10.15 of Act II’s Form S-4/A (File No. 333-236459), filed with the SEC on April 10, 2020).
10.11+	2018 Amendment to Offer Letter dated as of November 4, 2018, by and between Merisant Company 2 SARL and Albert Manzone (incorporated by reference to Exhibit 10.16 of Act II’s Form S-4/A (File No. 333-236459), filed with the SEC on April 10, 2020).
10.12+	3rd Amendment to Offer Letter dated as of June 10, 2019, by and between Merisant Company 2 SARL and Albert Manzone (incorporated by reference to Exhibit 10.17 of Act II’s Form S-4/A (File No. 333-236459), filed with the SEC on April 10, 2020).

Exhibit No.	Description

10.13+	4th Amendment to Offer Letter dated as of July 23, 2019, by and between Merisant Company 2 SARL and Albert Manzone (incorporated by reference to Exhibit 10.18 of Act II’s Form S-4/A (File No. 333-236459), filed with the SEC on April 10, 2020).
10.14+	5th Amendment to Offer Letter dated as of September 9, 2019, by and between Merisant Company 2 SARL and Albert Manzone (incorporated by reference to Exhibit 10.19 of Act II’s Form S-4/A (File No. 333-236459), filed with the SEC on April 10, 2020).
10.15+	Executive Employment Agreement dated as of January 1, 2014, by and between MacAndrews & Forbes Holdings Inc. and Lucas Bailey (incorporated by reference to Exhibit 10.20 of Act II’s Form S-4/A (File No. 333-236459), filed with the SEC on April 10, 2020).
10.16+	First Amendment to Executive Employment Agreement dated as of May 13, 2015, by and between Mafco Worldwide Corporation and Lucas Bailey (incorporated by reference to Exhibit 10.21 of Act II’s Form S-4/A (File No. 333-236459), filed with the SEC on April 10, 2020).
10.17+	Second Amendment to Executive Employment Agreement dated as of February 11, 2017, by and between Mafco Worldwide Corporation and Lucas Bailey (incorporated by reference to Exhibit 10.22 of Act II’s Form S-4/A (File No. 333-236459), filed with the SEC on April 10, 2020).
10.18+	Fourth Amendment to Executive Employment Agreement dated as of May 8, 2018, by and between Mafco Worldwide LLC and Lucas Bailey (incorporated by reference to Exhibit 10.23 of Act II’s Form S-4/A (File No. 333-236459), filed with the SEC on April 10, 2020).
10.19+	Fifth Amendment to Executive Employment Agreement dated as of December 19, 2019, by and between Mafco Worldwide Corporation and Lucas Bailey (incorporated by reference to Exhibit 10.24 of Act II’s Form S-4/A (File No. 333-236459), filed with the SEC on April 10, 2020).
10.20	Form of Subscription Agreement by and between Act II Global Acquisition Corp. and the subscribers signatory thereto (incorporated by reference to Exhibit 10.3 of Act II’s Current Report on Form 8-K/425 (File No. 001-38880), filed with the SEC on February 13, 2020).
10.21	Escrow Agreement dated as of June 25, 2020, by and among Act II Sponsor LLC, Whole Earth Brands, Inc. and Continental Stock Transfer & Trust Company (incorporated by reference to Exhibit 10.21 of Whole Earth Brands, Inc.’s Current Report on Form 8-K (File Number 001-38880), filed with the SEC on June 30, 2020).
14.1	Whole Earth Brands, Inc. Code of Ethics, as adopted on June 24, 2020 (incorporated by reference to Exhibit 14.1 of Whole Earth Brands, Inc.’s Current Report on Form 8-K (File Number 001-38880), filed with the SEC on June 30, 2020).
16.1	Letter from Marcum LLP to the SEC dated June 30, 2020 (incorporated by reference to Exhibit 16.1 of Whole Earth Brands, Inc.’s Current Report on Form 8-K (File Number 001-38880), filed with the SEC on June 30, 2020).
21.1	List of Subsidiaries (incorporated by reference to Exhibit 21.1 of Whole Earth Brands, Inc.’s Current Report on Form 8-K (File Number 001-38880), filed with the SEC on June 30, 2020).
99.1	Press Release dated June 25, 2020 (incorporated by reference to Exhibit 99.1 of Whole Earth Brands, Inc.’s Current Report on Form 8-K (File Number 001-38880), filed with the SEC on June 30, 2020).
99.2	Unaudited Pro Forma Condensed Combined Financial Information of the Company for the year ended December 31, 2019 and as of and for the three months ended March 31, 2020 2020 (incorporated by reference to Exhibit 99.2 of Whole Earth Brands, Inc.’s Current Report on Form 8-K (File Number 001-38880), filed with the SEC on June 30, 2020).

+	Indicates a management or compensatory plan.

†	Schedules to this exhibit have been omitted pursuant to Item 601(b)(2) of Registration S-K. The Registrant hereby agrees to furnish a copy of any omitted schedules to the SEC upon request.

#	Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the SEC upon request.

‡	Certain portions of this exhibit (indicated by “[***]”) have been omitted pursuant to Regulation S-K, Item 601(b)(10).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Whole Earth Brands, Inc.

Dated: June 30, 2020	By:	/s/ Andrew Rusie
Andrew Rusie
Chief Financial Officer